UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2013
COLDWATER CREEK INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21915	82-0419266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Coldwater Creek Drive, Sandpoint, Idaho	83864
(Address of principal executive offices)	(Zip Code)

(208) 263-2266
(Registrant's telephone number,
including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01     Regulation FD Disclosure.

On October 14, 2013, Coldwater Creek Inc. (the "Company") issued a press release entitled "Coldwater Creek to Explore Strategic Alternatives," a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description

99.1	Press release of the Company dated October 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLDWATER CREEK INC.

Dated: October 15, 2013

/s/ James A. Bell
James A. Bell
Executive Vice President, Chief Operating Officer
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of the Company dated October 14, 2013.

Exhibit 99.1

COLDWATER CREEK TO EXPLORE STRATEGIC ALTERNATIVES

Provides Update on Third Quarter Fiscal 2013 and Guidance Policy

SANDPOINT, Idaho, October 14, 2013 -- Coldwater Creek Inc. (Nasdaq:CWTR) today announced that its Board of Directors has authorized the evaluation of strategic alternatives to enhance value for stockholders. The Executive Committee of the Board will lead this process and intends to consider a broad range of alternatives, including, but not limited to, partnerships, joint ventures or a sale or merger of the Company. Perella Weinberg Partners is serving as exclusive independent financial advisor to assist the Board of Directors in the evaluation of possible strategic alternatives.

There can be no assurance that the exploration of strategic alternatives will result in a transaction. The Company has not set a timetable for completion of this process and does not intend to disclose further developments with respect to this process unless and until its Board of Directors approves a specific transaction or otherwise concludes the review of strategic alternatives.

Business and Guidance Update
The Company noted that the negative comparable retail sales trend identified in the second quarter has accelerated. Despite the benefits from its ongoing cost cutting initiatives and real estate optimization activities, the Company expects third quarter results to be below its previous guidance.

In addition, and concurrent with the announcement that it will evaluate strategic alternatives, the Company stated it would suspend its practice of providing quarterly guidance until such time as its business returns to a more predictable cadence.

"The Coldwater Creek Board and management are committed to taking all appropriate steps to enhance stockholder value and have determined that undertaking a thorough and deliberative evaluation of strategic alternatives, with the assistance of its financial and legal advisors, is in the best interests of the Company and all of its stockholders," said Jill Dean, President and Chief Executive Officer of Coldwater Creek. "As a result of an increasingly challenging retail environment, we are continuing to take the necessary steps towards improving our financial position as well as our long-term prospects as a more competitive and successful company. In that regard, we will continue to concentrate on maximizing shareholder value with a relentless focus on driving sales and customer loyalty, as well as prudently right-sizing the business to today’s environment."

Coldwater Creek is a leading specialty retailer of women's apparel, jewelry, and accessories. The Company was founded in 1984 in Sandpoint, Idaho, and sells its merchandise through premium retail stores across the country, online, and through its mobile applications.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
This news release contains "forward-looking statements" within the meaning of the securities laws, including statements about the Company's plan to evaluate strategic alternatives. These statements are based on management's current expectations and are subject to a number of uncertainties, risks and assumptions that may not fully materialize or may prove incorrect. As a result, our actual results may differ materially from those expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, but are not limited to:

•	the risks and uncertainties of any strategic alternative, including whether any strategic alternative will be identified and, if identified, whether it will be pursued and consummated;

•
the risk that our continued cost-cutting initiatives will not result in the expected expense savings and that these initiatives will adversely affect our business operations and customer relationships;

•	our ability to improve our brand perception and increase store traffic;

•
the inherent difficulty in forecasting consumer buying and retail traffic patterns and trends, which continue to be erratic and are affected by factors beyond our control, such as significant weather events, current macroeconomic conditions, high unemployment, continuing heavy promotional activity in the specialty retail marketplace, and competitive conditions and the possibility that because of lower than expected customer response, or because of competitive pricing pressures, we may be required to sell merchandise at lower than expected margins, or at a loss;

•
the benefits expected from aligning merchandise assortment to our brand strategy may not lead to improvements in our financial performance, may take longer to achieve than we expect, or may not resonate with our customers;

•
our potential inability to continue to fund our operations without additional sources of financing and maintain compliance with debt covenants if we do not generate sufficient net sales and improve our results of operations;

•	potential inability to attract and retain key personnel;

•	our partnership with Alliance Data Systems may not drive additional sales and create customer loyalty;

•	difficulties in forecasting consumer demand for our merchandise as a result of changing fashion trends and consumer preferences;

•	changing business and economic conditions resulting in our inability to realize our sales and earnings expectations;

•	our potential inability to recover the substantial fixed costs of our retail store base due to sluggish sales, which may result in impairment charges;

•	our revolving line of credit may not be fully available due to borrowing base and other limitations;

•	unexpected costs or delays we may encounter with respect to our the cost-cutting efforts, which may impact our ability to achieve anticipated savings;

•
delays we may encounter in sourcing merchandise from our foreign and domestic vendors, including the possibility our vendors may not extend us credit on acceptable terms, and the potential inability of our vendors to finance production of the goods we order or meet our production needs due to raw material or labor shortages;

•	our initiatives to optimize our supply chain capabilities may not lead to reduction of our sourcing costs or improvement in our margins;

•	increasing competition from discount retailers and companies that have introduced concepts or products similar to ours;

•	marketing initiatives may not be successful in improving the breadth of our customer base, or increasing traffic in the near term, or at all;

•
difficulties encountered in anticipating and managing customer returns including anticipating the effects of the change to our return policy and the possibility that customer returns may be greater than expected;

•
the inherent difficulties in catalog management, for which we incur substantial costs prior to mailing that we may not be able to recover, and the possibility of unanticipated increases in mailing and printing costs;

•	unexpected costs or problems associated with our efforts to manage the complexities of our multi-channel business model, including our efforts to maintain our information systems;

•
the actual number and timing of planned store closures depends on a number of factors that cannot be predicted, including among other things the future performance of our individual stores and negotiations with our landlords;

and such other factors as are discussed in our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which are based on current expectations and speak only as of the date of this release. We do not assume any obligation to publicly release any revisions to forward-looking statements to reflect events or changes in our expectations after the date of this release.

CONTACTS

Investor Relations:
Lyn Walther
Phone:  208-263-2266
E-mail: lyn.walther@thecreek.com

Media:
Sharon Stern / Annabelle Rinehart / Joe Berg
Joele Frank, Wilkinson Brimmer Katcher
Phone: 212.355.4449